UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    November 17, 2015

APPTIGO INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

___________________

Nevada	333-186330	99-0382426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

1801 SW Third Avenue, Suite 402, Miami, FL 33129

(Address of principal executive office) (zip code)

___________________________________________________

(Former address of principal executive offices) (zip code)

(844) 277-8446

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 4

Item 4.02(a) Non Reliance on Previously Issued Financial Statements of a Related Audited Report for Completed Interim Review.

On November 17, 2015, the Board of Directors of Apptigo International, Inc. (the “Company”) conclusively determined that the previously issued unaudited financial statements contained in the Company’s Forms 10-Q for the periods ended March 31, 2015 and June 30, 2015 (the “Previously Issued Financial Statements”) filed with the United States Securities and Exchange Commission (the “SEC”) contain certain errors that materially impact the Previously Issued Financial Statements. Accordingly, these Previously Issued Financial Statements and related financial information should no longer be relied upon.

Specifically, the Company issued convertible notes payable and at the time of filing the Previously Issued Financial Statements, the Company did not account for the reset provisions as a derivative in accordance with Accounting Standards Codification (ASC) 815, Derivatives and Hedging.

The Company expects to file its restated financial statements for the periods ended March 31, 2015 and June 30, 2015 as soon as is practicable

The Company has discussed this matter with the Company’s independent registered public accounting firm.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2015

APPTIGO International, Inc.

By:	/s/ David Steinberg
David Steinberg President

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